Summary of Fair Values of Assets Acquired and Liabilities Assumed as of Acquisition Date (Detail) (OptionsXpress Holdings, Inc., USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Sep. 01, 2011
OptionsXpress Holdings, Inc.
Assets
Cash and cash equivalents		$ 84
Cash and investments segregated and on deposit for regulatory purposes		1,074
Receivables from brokers, dealers, and clearing organizations		40
Receivables from brokerage clients		185
Other securities owned - at fair value		32
Intangible assets		285
Other assets		25
Total assets acquired		1,725	[1]
Liabilities
Payables to brokerage clients		1,221
Deferred tax liability		95
Long-term debt		110	[2]
Accrued expenses and other liabilities		96
Total liabilities assumed		1,522	[1]
Net assets acquired	$ 203	$ 203

[1]	All assets and liabilities, except for cash and cash equivalents, represent non-cash investing activities.
[2]	The Company paid off long-term debt acquired from optionsXpress subsequent to the date of acquisition in September 2011.